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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: February 16, 1999
                       (Date of earliest event reported)

                        ---------------------------------

                            GENCOR INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                        ---------------------------------


    Delaware                         0-3821                    59-0933147
(State or other             (Commission File Number)         (IRS Employer
jurisdiction of                                            Identification No.)
incorporation or
organization)


            5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810
               (Address of principal executive offices, zip code)

                                 (407) 290-6000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         Gencor Industries, Inc., a Delaware corporation ("Gencor" or "Registrant"), earlier indicated in a press release dated January 28, 1999 that an internal investigation into the affairs of its wholly-owned subsidiary, Gencor ACP Ltd. in the U.K. revealed accounting irregularities and other improprieties that necessitate Gencor restate and re-audit its financial results for fiscal year 1998.

         Gencor and Deloitte & Touche LLP have been diligently working on revising Gencor's consolidated financial statements as of and for the year-ended September 30, 1998. Gencor anticipates having its revised financial statements as of and for the year ended September 30, 1998 available and furnished to the public shortly. As such, the consolidated financial statements of Gencor as of and for the year-ended September 30, 1998 obviously should no longer be relied upon.

         Gencor received a letter from Deloitte & Touche LLP on February 1, 1999 to the effect that their report dated November 3, 1998 should no longer be relied upon or associated with Gencor's consolidated financial statements as of and for the year ended September 30, 1998. A copy of the said letter is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

            99.1     Letter from Deloitte & Touche LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENCOR INDUSTRIES, INC.
                                         (Registrant)

Date: February 16, 1999              By: /s/ E. J. Elliott
                                        ----------------------------------------
                                             E.J. Elliott
                                             Chairman of the Board and President